UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2007

Landry's Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-22150	76-0405386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1510 West Loop South, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-850-1010

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2007, Landry’s Restaurants, Inc. (the "Company") entered into a Stipulation of Settlement ("Settlement") with U.S. Bank National Association, Indenture Trustee under the Company’s $400 million Senior Notes ("Senior Notes"). As part of the Settlement, on September 24, 2007, the Company commenced an exchange offering to exchange the Senior Notes for new senior notes ("Exchange Notes").

On October 29, 2007, the Company accepted the tender of an aggregate principal amount of $395,662,000 in Senior Notes which were tendered prior to the expiration of the exchange offer. On October 29, 2007, the Company entered into a new indenture with U.S. Bank National Association setting forth the terms of the Exchange Notes issued in exchange for the tendered Senior Notes and executed a supplemental indenture with respect to the Senior Notes reflecting the terms of the exchange.

Item 2.02 Results of Operations and Financial Condition.

Landry’s Restaurants, Inc. (NYSE: LNY – News), one of the nation’s largest casual dining and entertainment companies, will be presenting at the following conference:

•Oppenheimer’s 5th Annual Restaurant Conference and Tour to be held November 1, 2007 at the Wynn Las Vegas Hotel and Casino. Landry’s Restaurants, Inc. will present at 9:00 AM Pacific time on Thursday, November 1, 2007. The live webcast will be available at the following link: http://www.wsw.com/webcast/opp4/lny/

You may also locate the above listed webcast on the Landry’s Restaurants, Inc. website (www.landrysrestaurants.com), in the Investor Relations section under Webcasts. The webcast will be available for two weeks following the presentation.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 is incorporated by reference under this Item.

Item 9.01 Financial Statements and Exhibits.

No. Exhibit

99.1 Press Release dated October 31, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landry's Restaurants, Inc.

October 31, 2007	By:	Steven L. Scheinthal

Name: Steven L. Scheinthal
Title: EVP & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 31, 2007